UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2024
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GOLDEN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6595 S Jones Boulevard
Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 893-7777
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On May 29, 2024, Golden Entertainment, Inc. (the “Company”) entered into the Third Amendment to First Lien Credit Agreement (the “Third Amendment”), by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”). The Third Amendment amended that certain First Lien Credit Agreement, dated as of October 20, 2017, by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto, the Agent, JPMorgan Chase Bank, N.A., as collateral agent, and the other parties thereto, as amended (the “Credit Facility”).
Among other things, the Third Amendment reduces the interest rate margins applicable to borrowings under the Company’s existing $397 million term loan B-1 facility. Under the Credit Facility, as amended by the Third Amendment, the Company’s term loan B-1 facility bears interest, at the Company’s option, at either (1) a base rate determined pursuant to customary market terms (subject to a floor of 1.50%), plus a margin of 1.25% or (2) the Term SOFR rate for the applicable interest period (subject to a floor of 0.50%), plus a margin of 2.25%. In addition, the Third Amendment eliminated the Term SOFR adjustment of 10 basis points with respect to the Company’s term loan B-1 facility.
Certain of the lenders under the Credit Facility, and their respective affiliates, may in the future perform for the Company and its affiliates various commercial banking, investment banking, financial advisory or other services, for which they have received and/or may in the future receive customary compensation and expense reimbursement.
The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by the full text of such agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

10.1
Third Amendment to First Lien Credit Agreement, dated as of May 29, 2024, by and among Golden Entertainment, Inc. (as borrower), the subsidiaries of Golden Entertainment, Inc party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A. (as administrative agent).

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Dated: May 29, 2024	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	President and Chief Financial Officer